UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund July 31, 2019

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Whether you are a new or longtime investor with Green Century, you are part of a growing movement of individuals choosing to invest in a manner that reflects your values. Thank you for choosing Green Century as your partner.

While responsible investing is increasingly common, Green Century remains unique. Our three-pronged approach offers investors an unparalleled opportunity to make an environmental impact while seeking competitive financial returns.

What makes Green Century unique?

Green Century invests in sustainable companies

As the first family of fossil fuel free, diversified, and responsible mutual funds in the United States, Green Century believes that responsible investors do not want to support the most environmentally reckless industries on the planet.

Green Century is proud of our leadership role in the divestment movement, having championed fossil fuel free investing since before the movement’s founding in 2012. As interest in fossil fuel free investing has grown, we have been at the forefront of the effort to demonstrate its potential financial benefits, including better performance, lower volatility, and avoidance of stranded assets.

Green Century screens out more than just fossil fuel companies. We also do not invest in producers of nuclear energy, nuclear weapons, conventional firearms, GMOs (Genetically Modified Organisms), or tobacco.

Environmental, Social, and Governance (ESG) performance ratings

Since Green Century was founded in 1991, we have sought to invest in sustainable companies, environmental leaders, and other companies that outperform their peers in addressing the most relevant environmental, supply chain, and corporate governance factors to their industries.

The use of ESG performance ratings may reduce risk and may offer financial advantages as well. It also grants investors the peace of mind to know that they’re only supporting corporate leaders in the effort to address the climate crisis, improve supply chain practices, and implement strong governance structures.

While new ESG products continue to launch, our decades of experience provides investors with an authentic and time-tested approach.

Green Century leverages its status as an investor to produce improved corporate environmental practices

Green Century believes that even corporate sustainability leaders have room for improvement, which is why we pressure dozens of companies every year to adopt stronger environmental practices throughout their operations and supply chains. We believe that companies that protect the environment and public health may avoid brand and reputational damage, which can protect shareholder interests.

Green Century’s shareholder advocacy program directly presses corporations to reduce potential investment risks and deliver tangible results.

Already in 2019, Green Century has:

•	Collaborated with Aramark,[1] one of the world’s largest food service companies, to develop a robust no-deforestation policy;
•	Successfully pressed Verizon,[1] the largest telecommunications company in the U.S. with more than 147 million wirelesses subscribers, to commit to source 50% of its energy from renewables by 2025;
•	Helped convince Amazon[1] to commit to carbon neutrality for half of its package deliveries by 2030;
•

Pressured Darden,[1] the largest casual dining operating in the U.S. and owner of Olive Garden and LongHorn Steakhouse, to protect the effectiveness of antibiotics by agreeing to stop buying chickens from suppliers that overuse them;

•	Elicited an agreement from Royal Caribbean,[1] the second-largest cruise company in the world, to make its food waste management and reduction strategies more public;
•	Convinced Kroger,[1] the largest grocery chain in the U.S., to develop and implement a no-deforestation policy for its private label products; and
•	Successfully pressed Vertex Pharmaceuticals, Inc.[1] to commit to setting its first company-wide goal to reduce greenhouse gas emissions by the end of 2019.

Green Century supports our environmental and public health nonprofit owners

Green Century is the only mutual fund company in the U.S. wholly owned by environmental and public health nonprofit organizations. This means that 100 percent of the profits Green Century Capital Management earns managing our Funds can be used to support their critical work.

This one-of-a-kind ownership structure is integral to our mission and an important way that we help our investors align their investments with their values.

In the last year, Green Century funded the following campaigns, and more:

•	Wildlife Over Waste, which is working to protect our oceans and marine life from plastic pollution;
•	Go Solar, which led to California mandating solar panels on all new homes starting in 2020;
•	No Bees, No Food, which is working to convince the U.S. Environmental Protection Agency to declare a nationwide moratorium on the use of pesticides decimating bee colonies;
•	Stop the Overuse of Antibiotics, which helped convince McDonald’s,[1] the largest purchaser of beef in the world, to restrict the use of antibiotics in its beef and chicken supply chains; and
•	100% Renewable Energy, which helped push six states to adopt 100% zero-carbon electricity legislation.

Green Century’s many environmental victories are only possible because of our investors. Thank you for choosing to make an impact with Green Century. We appreciate your support and are always here to answer any questions.

I also encourage you to subscribe to our free, online newsletter. You can sign up by visiting www.GreenCentury.com, emailing us at info@greencentury.com, or calling us at 1-800-934-7336.

Sincerely,

Leslie Samuelrich

President

Green Century Capital Management

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com.    From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2019 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2019; the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 65.5% and bonds constituted 31.5% of the Fund’s net asset value. The Fund also held 0.1% of its net assets in community investment certificates of deposit and had 2.9% invested in cash, cash equivalents, and other assets, less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 75 equity holdings at fiscal year-end, none of which represented more than 2.8% of total net assets. Generally, larger, less-volatile companies constitute larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects, and reasonable valuations.

As of July 31, the stocks held by the Balanced Fund were also diversified by sector, with (as a percent of total net assets) Technology (14.4%), Healthcare (10.2%), and Financial Services (8.6%) as the largest sectors.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries including Healthy Living, Capital Goods, and Transportation. Green Century’s environmental screens keep the Fund out of traditional Energy and Utility companies, while the Fund has broad exposure to Information Technology, Health Care, Financial, Consumer, and Industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds and designated Social Impact Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for environmentally positive goals such as greenhouse gas reduction, climate adaptation, and climate change mitigation. Issuers of designated Social Impact Bonds have indicated that the proceeds from the bonds will be used for projects supporting such issues as poverty alleviation, low-income housing, fair trade, and community development. As of July 31, 20.5% of the total portfolio and 65.4% of the market value of the bonds held in the Fund were designated Green / Sustainable or Social Impact Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 51 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (5.33 years) and modified duration (4.02 years) remain in the intermediate-range. The weighted average yield to maturity was 2.47%. All fixed income holdings were investment grade at the time of purchase and remained investment grade through the end of the fiscal year.

Economic Environment.    According to the Fund’s subadvisor, financial markets performed well since the beginning of the year, albeit with a few sharp reversals, such as a 6% decline starting in May when investors turned their attention from first quarter earnings reports to growing risks from an accelerating set of trade disputes. Nonetheless, a June and July rally pushed major indices to new highs, as President Trump indicated that he would postpone imposing additional tariffs on China. As another record-breaking hot summer unfolds, investors are attempting to weigh a dovish turn in monetary policy in both the U.S. and Europe, against the impacts of decelerating global economic growth, fading fiscal stimulus, ongoing spats in trade policy that have spread beyond the U.S. and China, and prolonged geopolitical risks. At current equity valuations, investors do not appear to have reconciled the benefit of an interest rate cut with the negative conditions that would generate one.

Investment Strategy and Performance.    Green Century believes that strong environmental, social, and governance practices may enhance corporate profitability and reduce certain types of risks. We specifically avoid risks associated with investments in fossil fuels. Green Century and the Fund’s subadvisor believe that companies with strong balance sheets, strategic leadership in their products and markets, and strong environmental, social, and governance policies will have the financial flexibility and leadership wisdom to navigate choppy and volatile economic conditions.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental, social, and financial characteristics. New holdings over the reporting period include American Tower Corporation1 and Ingevity.1 American Tower creates wireless infrastructure by building and maintaining cell phone towers, with a big push into many emerging economies, including India and Ghana. Ingevity, a spin off from the company that was originally MeadWestvaco,1 makes specialty chemical products, including some from recycled pine dust. This additive has many applications, including helping asphalt paving to dry quicker with fewer carbon emissions.

The Fund holds over $56 million in Green / Sustainability or Social Impact Bonds and Notes, including notes issued by The Korea Development Bank,1 International Finance Corp.,1 International Bank for Reconstruction and Development (World Bank),1 Overseas Private Investment Corp.,1 Starbucks,1 and Enterprise Community Loan Fund.1

For the year ended July 31, 2019, the Balanced Fund’s returns were 10.04%, outperforming the 7.45% return for its Custom Balanced Index,2 an index comprised of the S&P Supercomposite 1500 Index3 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index4 (40% weighting).

The outperformance of the Fund during this time period is primarily reflective of strong equity performance, especially in stock selection. For example, the Fund’s exposure to payments companies Mastercard1 and PayPal1 helped provide strong relative returns in Technology, as did semiconductor exposure from Xilinx1 and Analog Devices.1 In Consumer Staples, we saw above market performance from spice company McCormick,1 household products company Church & Dwight,1 and retailer Costco.1 The Fund’s regional bank exposure somewhat detracted from relative performance over the year, including KeyCorp1 and East West Bancorp.1 The Fund’s high quality fixed income exposure performed in-line with the benchmark as designed, particularly as the Fund’s portfolio managers moved duration closer in line with the benchmark over the period.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

Green Century Balanced Fund Total expense ratio: 1.48%		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2019	Green Century Balanced Fund	4.25%	11.42%	6.37%	9.37%
	Custom Balanced Index	3.66%	8.85%	7.38%	10.27%
July 31, 2019	Green Century Balanced Fund	2.88%	10.04%	7.01%	8.87%
	Custom Balanced Index	1.99%	7.45%	7.82%	9.81%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

The S&P 500® Index5 and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. Treasury, U.S. Agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index6 (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas that are included in the KLD400 Index. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for the latest quarter ended July 31, 2019 was 2.06% for the individual share class and 2.12% for the institutional share class, while the S&P 500® Index returned 1.69% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.25% for Individual Share Class and 0.95% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2019	Green Century Equity Index Fund — Individual Share Class	4.18%	10.66%	10.19%	13.56%
	Green Century Equity Fund — Institutional Share Class	4.27%	11.01%	10.27%	13.60%
	S&P 500® Index	4.30%	10.42%	10.71%	14.70%
July 31, 2019	Green Century Equity Index Fund — Individual Share Class	2.06%	9.33%	10.86%	12.89%
	Green Century Equity Fund — Institutional Share Class	2.12%	9.65%	10.94%	12.93%
	S&P 500® Index	1.69%	7.99%	11.34%	14.03%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information. As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index. Institutional shares were offered as of April 30, 2018. The Institutional Share Class performance for periods prior to April 30, 2018 reflects the performance of the Fund’s Individual Investor Class.

For the year ended July 31, 2019, the Equity Fund institutional and investor share classes returned 9.65% and 9.33%, respectively, outperforming the S&P 500® Index which returned 7.99%. As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500 Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

The performance of the Fund, relative to the MSCI Index, was boosted by the positive impact of stock selection in the Information Technology and Industrials sectors. The relative performance of the Fund was negatively impacted by stock selection in the Telecommunication Services and Financials sectors.

The strongest performing sectors in the Equity Fund were Utilities, Information Technology and Consumer Staples which returned 30.72%, 19.08% and 18.49%, respectively. The worst performing sectors were Health Care and Industrials, which returned –1.25% and 3.28%, respectively, for the year. Within the S&P 500 Index, Information Technology, Real Estate and Utilities were the strongest performing sectors, gaining 18.03%, 16.41%, and 15.16%, respectively. The worst performing sectors were Energy and Materials, which returned –16.72% and –0.82%, respectively, for the year.

Despite a sharp decline of more than 16% in the fourth quarter, the S&P 500 Index was up nearly 8% in the year—reaching all-time highs in July. Much of the increased volatility stemmed from investor sentiment around global trade wars, predominantly with China. A fluctuating interest rate policy from the U.S. Federal Reserve also caused uncertainty, with rate hikes in September and December and a cut the last week in July. Energy was the worst-performing sector in the index for the year, as crude oil prices ended down about 13%. All other sectors were flat or positive, led by Utilities which held up well all year, doubling market performance.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

Investment Objective    The Green Century MSCI International Index Fund (the International Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks included in the MSCI World ex USA SRI ex Fossil Fuels Index7 (the Index), a custom index calculated by MSCI, Inc. The Index is comprised of the common stocks of the approximately 240 companies in the MSCI World ex USA SRI Index,8 minus the stocks of the companies that explore for, extract, process, refine or distribute coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The International Fund is the only responsible, diversified fossil fuel free international index fund available in the U.S. The Fund is also broadly diversified and responsibly screened. Like other index funds, the International Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

While the international markets have dipped recently, the International Fund outperformed its benchmark for the latest quarter ended July 31, 2019. The Fund’s total return was –0.17% for the individual share class and 0.01% for the institutional share class for this period, while the MSCI World ex USA Index returned –0.29% for the same period. Additional results for various time periods are below:*

Green Century MSCI International Index Fund Total expense ratio: 1.28% for Individual Share Class and 0.98% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Inception Date: September 30, 2016
		Latest Quarter	One Year	Since Inception
June 30, 2019	Green Century MSCI International Index Fund — Individual Share Class	5.68%	2.82%	6.36%
	Green Century MSCI International Index Fund — Institutional Share Class	5.76%	3.13%	6.65%
	MSCI World ex USA Index	3.79%	1.29%	7.47%
July 31, 2019	Green Century MSCI International Index Fund — Individual Share Class	–0.17%	–1.82%	5.43%
	Green Century MSCI International Index Fund — Institutional Share Class	0.01%	–1.43%	5.74%
	MSCI World ex USA Index	–0.29%	–2.33%	6.78%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

For the year ended July 31, 2019, the institutional and investor share classes of the Green Century MSCI International Index Fund (International Fund), which closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index, returned –1.43% and –1.82%, respectively, while the MSCI World ex USA Index (Index), returned –2.33% during the same period. The difference in performance of the International Fund relative to the Index was largely due to differences in sector allocation and stock selection criteria between the International Fund and the Index.

The strongest performing sectors in the International Fund were Utilities, Consumer Staples and Information Technology which returned 10.54%, 5.45% and 4.43%, respectively. The worst performing sectors were Materials and Real Estate, which returned –9.07% and –3.48%, respectively, for the year. Within the MSCI World ex USA Index, Utilities, Consumer Staples and Information Technology were the strongest performing sectors, gaining 7.98%, 4.49%, and 4.11%, respectively. The worst performing sectors were Energy and Financials, which returned –11.61% and –6.42%, respectively, for the year.

International equities were down more than 2% for the year ended July 31, 2019. The largest detractors from return in the MSCI World ex-US Index on a country basis were Japan, Germany, and the United Kingdom. Countries around the world were plagued by unresolved issues surrounding global trade policies, Brexit, and political uncertainty in Italy in the second half of 2018. With a more dovish stance out of the U.S. Federal Reserve in 2019, the Fund’s portfolio managers expect interest rates to remain low and supportive of future economic growth for the foreseeable future. This development contributed to positive returns across the board in 2019, with Technology stocks leading the way.

The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. Unlike the Fund, the MSCI World ex USA Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

The International Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the International Fund is invested may perform worse than the stock market as a whole. The developed market ex-U.S. equities in which the International Fund is invested may also perform worse than the stock market as a whole. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

1 As of July 31, 2019, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Aramark	0.00%	0.07%	0.00%
Verizon Communications, Inc.	1.54%	1.81%	0.00%
Darden Restaurants, Inc.	0.00%	0.12%	0.00%
Royal Caribbean Cruises, Ltd.	0.00%	0.16%	0.00%
The Kroger Co.	0.00%	0.13%	0.00%
Vertex Pharmaceuticals, Inc.	0.00%	0.34%	0.00%
McDonald’s Corporation	0.00%	1.28%	0.00%
American Tower Corporation	0.79%	0.74%	0.00%
Ingevity Corporation	0.34%	0.00%	0.00%
The Korea Development Bank	0.46%	0.00%	0.00%
International Finance Corporation	0.18%	0.00%	0.00%
International Bank for Reconstruction & Development	0.73%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Overseas Private Investment	2.13%	0.00%	0.00%
Starbucks Corporation	1.81%	0.93%	0.00%
Enterprise Community Loan Fund, Inc.	1.13%	0.00%	0.00%
Mastercard, Inc., Class A	2.36%	1.97%	0.00%
PayPal Holdings, Inc.	1.40%	0.00%	0.00%
Xilinx, Inc.	0.57%	0.00%	0.00%
Analog Devices, Inc.	1.02%	0.34%	0.00%
McCormick & Company, Inc.	0.86%	0.15%	0.00%
Church & Dwight Company, Inc.	0.79%	0.00%	0.00%
Costco Wholesale Corporation	1.37%	0.00%	0.00%
KeyCorp	0.89%	0.15%	0.00%
East West Bancorp	0.39%	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the fiscal year ended July 31, 2019, or may have been held by a Fund for a portion of the fiscal year, or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). It is not possible to invest directly in the Custom Balanced Index.

3 The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P Supercomposite 1500 Index.

4 The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the BofA Merrill Lynch Index.

5 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

6 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive ESG characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

7 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 Developed Markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

8 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. A sustainable investment strategy which incorporates environmental, social and governance criteria may result in lower or higher returns than an investment strategy that does not include such criteria.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/19

Neither the Green Century Equity Fund nor the Green Century MSCI International Index Fund (each a “Fund” and together the “Funds”) is sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to a Fund or any index on which a Fund is based. The MSCI Parties are not sponsors of either of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2019 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2019	ENDING ACCOUNT VALUE JULY 31, 2019	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,098.70	$7.70
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.67	7.40

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2019	ENDING ACCOUNT VALUE JULY 31, 2019	EXPENSES PAID DURING THE PERIOD
Equity Fund
Actual Expenses — Individual Investor Class[1]	$1,000.00	$1,119.90	$6.57
Actual Expenses — Institutional Class[1]	1,000.00	1,121.60	5.00
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.80	6.26
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.29	4.76

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2019	ENDING ACCOUNT VALUE JULY 31, 2019	EXPENSES PAID DURING THE PERIOD[1]
International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,060.70	$6.54
Actual Expenses — Institutional Class	1,000.00	1,063.50	5.01
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.65	6.41
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.14	4.91

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2019

COMMON STOCKS — 65.5%
	SHARES	VALUE
Software & Services — 8.5%
Adobe, Inc. (a)	6,573	$1,964,407
Autodesk, Inc. (a)	11,965	1,868,574
Blackbaud, Inc.	16,690	1,518,790
Mastercard, Inc., Class A	23,949	6,520,594
Microsoft Corporation	57,484	7,833,345
PayPal Holdings, Inc. (a)	35,015	3,865,656

		23,571,366

Pharmaceuticals & Biotechnology — 5.3%
Celgene Corporation (a)	27,219	2,500,337
Gilead Sciences, Inc.	25,627	1,679,081
Illumina, Inc. (a)	6,759	2,023,510
IQVIA Holdings, Inc. (a)	15,895	2,530,007
Merck & Company, Inc.	55,816	4,632,170
Waters Corporation (a)	5,791	1,219,353

		14,584,458

Capital Goods — 5.2%
A.O. Smith Corporation	36,108	1,641,109
Hexcel Corporation	37,314	3,050,793
Illinois Tool Works, Inc.	11,220	1,730,460
Ingersoll-Rand PLC	26,748	3,307,658
Middleby Corporation (The) (a)	10,569	1,420,262
Wabtec Corporation	19,403	1,507,225
Xylem, Inc.	21,084	1,692,834

		14,350,341

Healthcare Equipment & Services — 4.9%
Baxter International, Inc.	28,987	2,434,039
Cigna Corporation	22,049	3,746,566
CVS Health Corp.	31,621	1,766,665
Medtronic PLC (b)	22,868	2,331,164
Quest Diagnostics, Inc.	13,466	1,374,609
Stryker Corporation	8,950	1,877,531

		13,530,574

Insurance — 4.3%
Aflac, Inc.	56,782	2,989,005
Lincoln National Corporation	40,366	2,637,515
Reinsurance Group of America, Inc.	16,034	2,500,021
Travelers Companies, Inc. (The)	25,349	3,716,670

		11,843,211

	SHARES	VALUE
Retailing — 4.3%
Booking Holdings, Inc. (a)	968	$1,826,238
Home Depot, Inc. (The)	13,443	2,872,635
Target Corporation	26,125	2,257,200
TJX Companies, Inc. (The)	47,508	2,592,037
Tractor Supply Company	20,224	2,200,573

		11,748,683

Media & Entertainment — 4.1%
Alphabet, Inc., Class A (a)	6,261	7,627,150
Facebook, Inc., Class A (a)	13,120	2,548,298
Omnicom Group, Inc.	15,070	1,208,915

		11,384,363

Banks — 3.2%
East West Bancorp, Inc.	22,236	1,067,551
First Republic Bank	22,973	2,282,597
KeyCorp.	133,909	2,459,908
PNC Financial Services Group, Inc. (The)	21,808	3,116,363

		8,926,419

Technology Hardware & Equipment — 2.9%
Apple, Inc.	17,962	3,826,624
Cisco Systems, Inc.	41,256	2,285,582
Palo Alto Networks, Inc. (a)	8,640	1,957,306

		8,069,512

Real Estate — 2.7%
American Tower Corporation	10,311	2,182,014
AvalonBay Communities, Inc.	10,785	2,251,800
Boston Properties, Inc.	12,467	1,657,488
HCP, Inc.	43,157	1,378,003

		7,469,305

Food & Beverage — 2.7%
General Mills, Inc.	33,567	1,782,744
McCormick & Company, Inc.	14,991	2,376,673
Unilever NV (b)	56,418	3,257,575

		7,416,992

Semiconductors — 2.3%
Analog Devices, Inc.	24,092	2,829,846
ASML Holding NV (b)	8,209	1,829,047
Xilinx, Inc.	13,861	1,583,065

		6,241,958

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2019	continued

	SHARES	VALUE
Materials — 2.2%
Ball Corporation	38,017	$2,717,455
Ingevity Corporation (a)	9,403	926,572
International Flavors & Fragrances, Inc.	16,689	2,403,049

		6,047,076

Food & Staples Retailing — 1.8%
Costco Wholesale Corporation	13,777	3,797,355
Sysco Corporation	18,023	1,235,837

		5,033,192

Renewable Energy & Energy Efficiency — 1.8%
First Solar, Inc. (a)	30,177	1,946,115
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,225	912,026
Ormat Technologies, Inc.	31,517	2,065,939

		4,924,080

Telecommunication Services — 1.5%
Verizon Communications, Inc.	77,199	4,266,789

Household & Personal Products — 1.5%
Church & Dwight Company, Inc.	28,772	2,170,560
Procter & Gamble Company (The)	17,374	2,050,827

		4,221,387

Consumer Durables & Apparel — 1.4%
NIKE, Inc., Class B	24,970	2,148,169
VF Corporation	19,571	1,710,310

		3,858,479

Utilities — 1.2%
American Water Works Company, Inc.	28,536	3,275,362

Diversified Financials — 1.1%
Bank of New York Mellon Corporation (The)	29,888	1,402,345
Charles Schwab Corporation (The)	38,304	1,655,499

		3,057,844

Transportation — 1.0%
J.B. Hunt Transport Services, Inc.	9,336	955,726
United Parcel Service, Inc., Class B	14,085	1,682,735

		2,638,461

	SHARES	VALUE
Consumer Services — 0.7%
Starbucks Corporation	21,537	$2,039,338

Commercial & Professional Services — 0.5%
Verisk Analytics, Inc.	9,081	1,377,769

Automobiles & Components — 0.4%
BorgWarner, Inc.	29,100	1,099,980

Total Common Stocks (Cost $116,859,902)		180,976,939

	PRINCIPAL AMOUNT

BONDS & NOTES — 31.3%
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — 17.4%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	3,071,409
Apple, Inc. 3.00%, due 6/20/27 (c)	1,000,000	1,031,919
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	1,009,691
Bank of America Corporation 2.151%, due 11/9/20 (c)	1,750,000	1,746,153
Boston Properties LP 4.50%, due 12/1/28 (c)	3,000,000	3,365,838
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	660,407
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	2,051,540
Digital Realty Trust LP 3.95%, due 7/1/22 (c)	2,000,000	2,078,946
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,058,286
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	505,330
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	2,025,052
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	504,659

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2019	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
Kommunalbanken AS 1.375%, due 10/26/20 (b)(d)	$2,000,000	$1,982,044
Korea Development Bank (The) 3.028% (LIBOR 3 Month+72.50 basis points), due 7/6/22 (b)(e)	1,250,000	1,259,626
Kreditanstalt fuer Wiederaufbau 1.75%, due 10/15/19 (b)	3,000,000	2,997,180
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	1,001,893
National Australia Bank Ltd./New York 3.625%, due 6/20/23 (b)	2,000,000	2,092,900
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	1,000,000	1,018,198
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,509,051
Overseas Private Investment Corporation 3.28%, due 9/15/29	753,497	789,982
Overseas Private Investment Corporation 3.05%, due 6/15/35	1,500,000	1,570,017
Overseas Private Investment Corporation 2.58%, due 7/15/38	3,000,000	3,038,706
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	2,080,156
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	2,022,260
Starbucks Corporation 2.45%, due 6/15/26 (c)	3,000,000	2,965,992
Sumitomo Mitsui Banking Corporation 2.45%, due 10/20/20 (b)	2,000,000	2,000,088
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,495,596

		47,932,919

U.S. Government Agencies — 5.4%
Federal Farm Credit Banks 1.80%, due 6/15/20	200,000	199,389

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — (continued)
Federal Farm Credit Banks 2.23%, due 11/15/22 (c)	$1,500,000	$1,500,025
Federal Farm Credit Banks 2.26%, due 11/13/24	500,000	505,874
Federal Farm Credit Banks 2.80%, due 11/12/27	3,000,000	3,109,209
Federal Farm Credit Banks 2.33%, due 9/14/29 (c)	3,000,000	2,931,849
Federal Home Loan Banks 3.89%, due 5/3/28 (c)	3,000,000	3,000,195
Federal Home Loan Mortgage Corporation 0.00%, due 11/29/19 (a)	200,000	198,462
Federal National Mortgage Association 1.70%, due 1/27/20 (c)	3,000,000	2,992,419
Overseas Private Investment Corporation 3.33%, due 5/15/33	231,856	245,096
Overseas Private Investment Corporation 3.43%, due 6/1/33	221,957	238,513

		14,921,031

Community Development Financial Institutions — 3.1%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	1,987,674
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	3,112,182
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	2,062,482
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,443,760

		8,606,098

Media & Entertainment — 1.6%
International Business Machines Corporation 8.375%, due 11/1/19	500,000	507,349
Microsoft Corporation 1.10%, due 8/8/19	3,000,000	2,999,292
Oracle Corporation 2.50%, due 5/15/22 (c)	1,000,000	1,006,345

		4,512,986

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2019	concluded

	PRINCIPAL AMOUNT	VALUE
Software & Services — 1.2%
salesforce.com, Inc. 3.70%, due 4/11/28 (c)	$3,000,000	$3,249,180

Diversified Financials — 1.1%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21 (c)	1,000,000	1,024,478
State Street Corporation 3.10%, due 5/15/23	2,000,000	2,049,040

		3,073,518

Banks — 0.9%
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,565,927
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,019,921

		2,585,848

Real Estate — 0.4%
HCP, Inc. 3.875%, due 8/15/24 (c)	1,000,000	1,060,020

Healthy Living — 0.2%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(d)	500,000	571,310

Total Bonds & Notes (Cost $84,577,905)		86,512,910

CERTIFICATES OF DEPOSIT — 0.1%
Self-Help Federal Credit Union 1.40%, due 3/17/20	240,000	239,131

Total Certificates Of Deposit (Cost $240,000)		239,131

SHORT-TERM INVESTMENTS — 3.6%
VALUE
UMB Money Market Fiduciary Account, 0.25% (f) (Cost $10,085,031)	$10,085,031

Total Short-term Investments (Cost $10,085,031)	10,085,031

TOTAL INVESTMENTS (g) — 100.5%
(Cost $211,762,838)	277,814,011
Liabilities Less Other Assets — (0.5)%	(1,327,038)

NET ASSETS — 100.0%	$276,486,973

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,571,552.

(e)	Floating rate bond. Rate shown is currently in effect at July 31, 2019.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $211,626,666 resulting in gross unrealized appreciation and depreciation of $67,303,363 and $1,116,018 respectively, or net unrealized appreciation of $66,187,345.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2019

COMMON STOCKS — 99.8%
	SHARES	VALUE
Software & Services — 20.5%
Accenture PLC, Class A (a)	15,110	$2,909,884
Adobe, Inc. (b)	11,571	3,458,109
ANSYS, Inc. (b)	1,960	398,115
Autodesk, Inc. (b)	5,208	813,333
Automatic Data Processing, Inc.	10,329	1,719,985
Cadence Design Systems, Inc. (b)	6,655	491,871
Citrix Systems, Inc.	3,137	295,631
Cognizant Technology Solutions Corporation, Class A	13,637	888,314
FleetCor Technologies, Inc. (b)	2,025	575,444
Fortinet, Inc. (b)	3,448	276,909
International Business Machines Corporation	21,101	3,128,012
Intuit, Inc.	6,142	1,703,238
Mastercard, Inc., Class A	21,656	5,896,279
Microsoft Corporation	172,951	23,568,033
Oracle Corporation	59,620	3,356,606
salesforce.com, Inc. (b)	18,133	2,801,549
Symantec Corporation	15,224	328,229
Teradata Corporation (b)	2,856	104,587
Visa, Inc., Class A	41,583	7,401,774
VMware, Inc., Class A (b)	1,976	344,792
Western Union Company (The)	10,435	219,135
Workday, Inc., Class A (b)	3,572	714,329

		61,394,158

Media & Entertainment — 12.1%
Alphabet, Inc., Class A (b)	7,105	8,655,311
Alphabet, Inc., Class C (b)	7,460	9,076,433
Discovery, Inc., Class A (b)	3,784	114,693
Discovery, Inc., Class C (b)	8,570	242,017
Facebook, Inc., Class A (b)	56,604	10,994,195
John Wiley & Sons, Inc., Class A	1,061	48,286
Liberty Global PLC, Class A (a)(b)	4,431	118,175
Liberty Global PLC, Series C (a)(b)	11,909	310,110
New York Times Company (The), Class A	3,534	126,093
Omnicom Group, Inc.	5,258	421,797
Scholastic Corporation	689	23,543
Walt Disney Company (The)	42,702	6,106,813

		36,237,466

Pharmaceuticals & Biotechnology — 7.2%
AbbVie, Inc.	35,040	2,334,365
Agilent Technologies, Inc.	7,513	521,477

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
Amgen, Inc.	14,782	$2,758,026
Biogen, Inc. (b)	4,680	1,112,998
BioMarin Pharmaceutical, Inc. (b)	4,261	337,982
Bio-Techne Corporation	893	187,664
Bristol-Myers Squibb Company	38,741	1,720,488
Celgene Corporation (b)	16,636	1,528,183
Gilead Sciences, Inc.	30,220	1,980,014
IQVIA Holdings, Inc. (b)	4,001	636,839
Jazz Pharmaceuticals PLC (a)(b)	1,357	189,139
Merck & Company, Inc.	61,204	5,079,320
Mettler-Toledo International, Inc. (b)	590	446,482
Vertex Pharmaceuticals, Inc. (b)	6,081	1,013,216
Waters Corporation (b)	1,702	358,373
Zoetis, Inc.	11,375	1,306,874

		21,511,440

Capital Goods — 5.9%
3M Company	13,646	2,384,229
A.O. Smith Corporation	3,403	154,666
AGCO Corporation	1,531	117,887
Air Lease Corporation	2,517	105,185
Allegion PLC (a)	2,241	232,033
Applied Industrial Technologies, Inc.	898	54,634
Builders FirstSource, Inc. (b)	2,906	49,925
Caterpillar, Inc.	13,662	1,798,876
Cummins, Inc.	3,560	583,840
Deere & Company	7,186	1,190,361
Dover Corporation	3,459	335,004
Eaton Corporation PLC	10,051	826,092
EMCOR Group, Inc.	1,323	111,648
Fastenal Company	13,551	417,371
Flowserve Corporation	3,117	155,943
Fortive Corporation	7,184	546,343
Fortune Brands Home & Security, Inc.	3,355	184,324
Graco, Inc.	3,932	189,051
Granite Construction, Inc.	1,102	39,121
H&E Equipment Services, Inc.	741	22,682
HD Supply Holdings, Inc. (b)	4,237	171,641
Illinois Tool Works, Inc.	7,794	1,202,069
Ingersoll-Rand PLC	5,719	707,212
Lennox International, Inc.	853	218,777
Lincoln Electric Holdings, Inc.	1,411	119,258
Masco Corporation	6,994	285,145

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2019	continued

	SHARES	VALUE
Capital Goods — (continued)
Meritor, Inc. (b)	1,748	$43,228
Middleby Corporation (The) (b)	1,339	179,935
Owens Corning	2,618	151,844
PACCAR, Inc.	8,186	574,166
Parker-Hannifin Corporation	3,058	535,395
Quanta Services, Inc.	3,347	125,245
Rockwell Automation, Inc.	2,845	457,419
Roper Technologies, Inc.	2,459	894,215
Sensata Technologies Holding NV (b)	3,931	186,447
Snap-on, Inc.	1,323	201,903
Spirit AeroSystems Holdings, Inc.	2,517	193,406
Stanley Black & Decker, Inc.	3,533	521,435
Tennant Company	380	28,922
Timken Company (The)	1,626	74,324
United Rentals, Inc. (b)	1,907	241,331
W.W. Grainger, Inc.	1,120	325,954
WABCO Holdings, Inc. (b)	1,238	163,924
Wabtec Corporation	3,688	286,484
Wesco Aircraft Holdings, Inc. (b)	1,261	13,278
Xylem, Inc.	4,264	342,357

		17,744,529

Retailing — 5.3%
AutoNation, Inc. (b)	1,309	63,722
Best Buy Company, Inc.	5,739	439,206
Booking Holdings, Inc. (b)	1,066	2,011,126
Buckle, Inc. (The)	624	12,698
Caleres, Inc.	934	17,541
CarMax, Inc. (b)	4,047	355,165
Foot Locker, Inc.	2,723	111,806
GameStop Corporation, Class A	2,386	9,592
Gap, Inc. (The)	5,453	106,334
Home Depot, Inc. (The)	26,795	5,725,824
Kohl’s Corporation	3,907	210,431
LKQ Corporation (b)	7,486	201,598
Lowe’s Companies, Inc.	19,036	1,930,250
Netflix, Inc. (b)	10,361	3,346,499
Nordstrom, Inc.	2,865	94,860
Office Depot, Inc.	11,823	24,119
Pool Corporation	929	175,925
Shutterfly, Inc. (b)	755	38,271
Signet Jewelers Ltd.	1,194	21,659
Tiffany & Company	2,623	246,352
Tractor Supply Company	2,841	309,129

	SHARES	VALUE
Retailing — (continued)
Ulta Beauty, Inc. (b)	1,328	$463,804

		15,915,911

Semiconductors — 5.0%
Advanced Micro Devices, Inc. (b)	22,583	687,652
Analog Devices, Inc.	8,721	1,024,369
Applied Materials, Inc.	22,547	1,113,146
Intel Corporation	106,781	5,397,780
Lam Research Corporation	3,602	751,413
Microchip Technology, Inc.	5,639	532,434
NVIDIA Corporation	13,642	2,301,678
Skyworks Solutions, Inc.	4,125	351,780
Texas Instruments, Inc.	22,282	2,785,473

		14,945,725

Diversified Financials — 4.8%
Ally Financial, Inc.	9,580	315,278
American Express Company	16,982	2,112,051
Ameriprise Financial, Inc.	3,237	471,016
Bank of New York Mellon Corporation (The)	20,272	951,162
BlackRock, Inc.	2,820	1,318,858
Charles Schwab Corporation (The)	28,498	1,231,684
CME Group, Inc.	8,485	1,649,654
FactSet Research Systems, Inc.	911	252,620
Franklin Resources, Inc.	7,230	235,915
Intercontinental Exchange, Inc.	13,483	1,184,616
Invesco Ltd.	9,449	181,326
Legg Mason, Inc.	2,044	76,977
Moody’s Corporation	4,079	874,293
Northern Trust Corporation	4,940	484,120
S&P Global, Inc.	5,884	1,441,286
State Street Corporation	8,974	521,300
T. Rowe Price Group, Inc.	5,575	632,149
TD Ameritrade Holding Corporation	6,700	342,370
Voya Financial, Inc.	3,470	194,910

		14,471,585

Healthcare Equipment & Services — 3.9%
ABIOMED, Inc. (b)	1,073	298,895
Align Technology, Inc. (b)	1,809	378,226
AmerisourceBergen Corporation	3,782	329,601
Becton, Dickinson and Company	6,391	1,615,645
Cardinal Health, Inc.	7,108	325,049
Centene Corporation (b)	9,706	505,586

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2019	continued

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Cerner Corporation	7,654	$548,409
Cigna Corporation	9,008	1,530,639
Cooper Cos., Inc. (The)	1,173	395,770
DENTSPLY SIRONA, Inc.	5,307	288,966
Edwards Lifesciences Corporation (b)	4,940	1,051,479
HCA Healthcare, Inc.	6,498	867,548
Henry Schein, Inc. (b)	3,627	241,341
Hologic, Inc. (b)	6,369	326,411
Humana, Inc.	3,216	954,348
IDEXX Laboratories, Inc. (b)	2,048	577,638
Laboratory Corporation of America Holdings (b)	2,351	393,840
MEDNAX, Inc. (b)	2,055	50,491
Patterson Companies, Inc.	2,040	40,392
Quest Diagnostics, Inc.	3,206	327,268
ResMed, Inc.	3,393	436,679
Select Medical Holdings Corporation (b)	2,694	45,098
Varian Medical Systems, Inc. (b)	2,170	254,693

		11,784,012

Real Estate — 3.9%
American Tower Corporation	10,467	2,215,027
AvalonBay Communities, Inc.	3,283	685,458
Boston Properties, Inc.	3,656	486,065
CBRE Group, Inc., Class A (b)	7,644	405,208
Corporate Office Properties Trust	2,560	71,475
Digital Realty Trust, Inc.	4,905	560,936
Duke Realty Corporation	8,562	285,371
Equinix, Inc.	1,912	960,015
Equity Residential	8,756	690,761
Federal Realty Investment Trust	1,772	233,922
HCP, Inc.	11,393	363,779
Host Hotels & Resorts, Inc.	17,714	308,047
Iron Mountain, Inc.	6,823	200,664
Jones Lang LaSalle, Inc.	1,230	179,199
Liberty Property Trust	3,497	182,893
Macerich Company (The)	2,698	89,169
PotlatchDeltic Corporation	1,561	57,476
Prologis, Inc.	14,920	1,202,701
Realogy Holdings Corporation	2,621	13,655
SBA Communications Corporation, Class A (b)	2,662	653,281
Simon Property Group, Inc.	7,310	1,185,682
UDR, Inc.	6,588	303,443

	SHARES	VALUE
Real Estate — (continued)
Vornado Realty Trust	4,091	$263,133

		11,597,360

Household & Personal Products — 3.7%
Avon Products, Inc. (a)(b)	11,191	47,562
Clorox Company (The)	3,015	490,239
Colgate-Palmolive Company	19,449	1,395,271
Estee Lauder Cos., Inc. (The), Class A	5,165	951,341
Kimberly-Clark Corporation	8,193	1,111,380
Procter & Gamble Company (The)	59,364	7,007,327

		11,003,120

Food & Beverage — 3.6%
Archer-Daniels-Midland Company	13,299	546,323
Bunge Ltd.	3,384	197,727
Campbell Soup Company	3,939	162,839
Coca-Cola Company (The)	96,332	5,069,953
Darling Ingredients, Inc. (b)	4,034	82,011
General Mills, Inc.	14,115	749,648
Hormel Foods Corporation	6,980	286,110
Ingredion, Inc.	1,587	122,659
JM Smucker Company (The)	2,699	300,102
Kellogg Company	6,101	355,200
Kraft Heinz Company (The)	15,810	506,078
Lamb Weston Holdings, Inc.	3,515	235,927
McCormick & Company, Inc.	2,917	462,461
Mondelez International, Inc., Class A	34,231	1,831,016

		10,908,054

Technology Hardware & Equipment — 3.5%
Cisco Systems, Inc.	104,381	5,782,707
Cognex Corporation	4,057	178,549
CommScope Holding Company, Inc. (b)	4,685	66,902
Corning, Inc.	18,543	570,197
Dell Technologies, Inc., Class C (b)	3,680	212,483
F5 Networks, Inc. (b)	1,425	209,076
Flex Ltd. (b)	12,567	140,122
Hewlett Packard Enterprise Company	32,904	472,831
HP, Inc.	36,240	762,490
Keysight Technologies, Inc. (b)	4,406	394,425
Motorola Solutions, Inc.	3,879	643,759
Plantronics, Inc.	821	31,526

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2019	continued

	SHARES	VALUE
Technology Hardware & Equipment — (continued)
TE Connectivity Ltd. (a)	8,013	$740,401
Trimble, Inc. (b)	6,024	254,574
Xerox Corporation	4,911	157,643

		10,617,685

Consumer Services — 3.3%
Aramark	5,717	206,898
Choice Hotels International, Inc.	837	71,823
Darden Restaurants, Inc.	2,897	352,159
Domino’s Pizza, Inc.	929	227,169
Hilton Worldwide Holdings, Inc.	6,569	634,237
Jack in the Box, Inc.	531	38,142
Marriott International, Inc., Class A	6,900	959,514
McDonald’s Corporation	18,161	3,826,886
Royal Caribbean Cruises Ltd.	4,233	492,467
Starbucks Corporation	29,535	2,796,669
Vail Resorts, Inc.	964	237,645

		9,843,609

Materials — 3.2%
Air Products & Chemicals, Inc.	5,226	1,192,939
Albemarle Corporation	2,500	182,400
Avery Dennison Corporation	1,988	228,362
Axalta Coating Systems Ltd. (b)	5,124	151,824
Ball Corporation	7,557	540,174
Compass Minerals International, Inc.	794	44,345
Domtar Corporation	1,450	61,553
Ecolab, Inc.	6,186	1,247,902
H.B. Fuller Company	1,174	56,129
International Flavors & Fragrances, Inc.	2,410	347,016
Linde PLC (a)	13,082	2,502,325
Minerals Technologies, Inc.	819	43,612
Mosaic Company (The)	8,500	214,115
Newmont Goldcorp Corporation	19,350	706,662
PPG Industries, Inc.	5,570	653,862
Schnitzer Steel Industries, Inc., Class A	746	19,866
Sealed Air Corporation	3,717	155,333
Sherwin-Williams Company (The)	1,978	1,014,793
Sonoco Products Company	2,373	142,451

		9,505,663

	SHARES	VALUE
Insurance — 3.0%
Allstate Corporation (The)	7,849	$842,983
Arthur J. Gallagher & Co.	4,404	398,254
Chubb Ltd. (a)	10,863	1,660,301
Hartford Financial Services Group, Inc. (The)	8,556	493,082
Loews Corporation	6,667	356,951
Marsh & McLennan Companies, Inc.	12,012	1,186,786
Principal Financial Group, Inc.	6,626	384,573
Progressive Corporation (The)	13,885	1,124,407
Prudential Financial, Inc.	9,667	979,364
Travelers Companies, Inc. (The)	6,220	911,976
Willis Towers Watson PLC (a)	3,048	595,030

		8,933,707

Transportation — 2.7%
AMERCO	208	80,496
ArcBest Corporation	542	16,222
Avis Budget Group, Inc. (b)	1,577	57,387
C.H. Robinson Worldwide, Inc.	3,282	274,802
CSX Corporation	18,339	1,291,065
Delta Air Lines, Inc.	4,072	248,555
Echo Global Logistics, Inc. (b)	579	12,194
Expeditors International of Washington, Inc.	4,105	313,417
Genesee & Wyoming, Inc.,
Class A (b)	1,335	146,596
Hertz Global Holdings, Inc. (b)	1,783	27,674
Kansas City Southern	2,379	294,377
Ryder System, Inc.	1,311	69,824
Southwest Airlines Company	3,328	171,492
Union Pacific Corporation	17,163	3,088,482
United Parcel Service, Inc., Class B	16,457	1,966,118

		8,058,701

Banks — 2.1%
Bank of Hawaii Corporation	987	84,142
BB&T Corp.	18,058	930,529
Cathay General Bancorp	1,769	65,842
CIT Group, Inc.	2,399	121,269
Citizens Financial Group, Inc.	10,965	408,556
Comerica, Inc.	3,781	276,769
First Republic Bank	3,924	389,889
Heartland Financial USA, Inc.	746	35,875
International Bancshares Corporation	1,312	49,371

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2019	continued

	SHARES	VALUE
Banks — (continued)
KeyCorp.	23,906	$439,153
M&T Bank Corporation	3,140	515,745
New York Community Bancorp, Inc.	11,199	129,124
Old National Bancorp	3,624	63,819
People’s United Financial, Inc.	9,373	153,905
PNC Financial Services Group, Inc. (The)	10,841	1,549,179
Regions Financial Corporation	24,228	385,952
Signature Bank	1,330	169,522
SVB Financial Group (b)	1,257	291,586
Umpqua Holdings Corporation	5,349	93,393
Zions Bancorp NA	4,409	198,714

		6,352,334

Telecommunication Services — 2.0%
CenturyLink, Inc.	23,262	281,238
Cincinnati Bell, Inc. (b)	853	3,258
Sprint Corporation (b)	19,610	143,741
Verizon Communications, Inc.	98,015	5,417,289

		5,845,526

Consumer Durables & Apparel — 1.9%
Callaway Golf Company	2,170	39,798
Capri Holdings Ltd. (a)(b)	3,554	126,487
Columbia Sportswear Company	712	75,458
Deckers Outdoor Corporation (b)	693	108,302
Ethan Allen Interiors, Inc.	540	11,113
Garmin Ltd. (a)	3,160	248,344
Hanesbrands, Inc.	8,572	137,924
Hasbro, Inc.	2,801	339,369
La-Z-Boy, Inc.	1,083	35,728
Mattel, Inc. (b)	8,399	122,625
Meritage Homes Corporation (b)	916	57,534
Mohawk Industries, Inc. (b)	1,450	180,801
Newell Brands, Inc.	10,566	149,932
NIKE, Inc., Class B	29,836	2,566,791
PVH Corporation	1,809	160,856
Tupperware Brands Corporation	1,119	17,132
Under Armour, Inc., Class A (b)	4,427	102,131
Under Armour, Inc., Class C (b)	4,606	93,686
VF Corporation	8,002	699,295
Whirlpool Corporation	1,503	218,656
Wolverine World Wide, Inc.	2,179	59,160

		5,551,122

	SHARES	VALUE
Commercial & Professional Services — 0.7%
ACCO Brands Corporation	2,208	$21,594
ASGN, Inc. (b)	1,257	79,254
Copart, Inc. (b)	4,891	379,199
Deluxe Corporation	1,005	44,843
Exponent, Inc.	1,266	87,101
Heidrick & Struggles International, Inc.	502	14,910
HNI Corporation	1,054	36,089
ICF International, Inc.	433	36,887
IHS Markit, Ltd. (a)(b)	9,031	581,777
Interface, Inc.	1,437	19,917
Kelly Services, Inc., Class A	787	21,902
Knoll, Inc.	1,273	30,870
ManpowerGroup, Inc.	1,425	130,174
Navigant Consulting, Inc.	1,017	24,774
R.R. Donnelley & Sons Company	1,494	3,018
Resources Connection, Inc.	605	10,648
Robert Half International, Inc.	2,874	173,618
Steelcase, Inc., Class A	2,219	37,523
Team, Inc. (b)	585	9,688
Tetra Tech, Inc.	1,315	104,148
TransUnion	4,417	365,684
TrueBlue, Inc. (b)	978	19,335

		2,232,953

Renewable Energy & Energy Efficiency — 0.6%
Acuity Brands, Inc.	959	128,717
Itron, Inc. (b)	880	54,560
Johnson Controls International, PLC	18,878	801,182
Ormat Technologies, Inc.	872	57,160
Tesla, Inc. (b)	3,063	740,051

		1,781,670

Food & Staples Retailing — 0.4%
Kroger Co./(The)	19,035	402,780
Sysco Corporation	11,552	792,121

		1,194,901

Automobiles & Components — 0.3%
Aptiv PLC (a)	6,207	544,043
Autoliv, Inc. (a)	1,961	141,486
BorgWarner, Inc.	4,922	186,052
Harley-Davidson, Inc.	3,870	138,469

		1,010,050

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2019	concluded

	SHARES	VALUE
Utilities — 0.2%
American Water Works Company, Inc.	4,319	$495,735

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,251	49,004
United Natural Foods, Inc. (b)	1,194	11,773

		60,777

Total Common Stocks (Cost $182,434,795)		298,997,793

SHORT-TERM INVESTMENTS — 0.1%
UMB Money Market Fiduciary Account, 0.25% (c) (Cost $282,468)		282,468

Total Short-term Investments (Cost $282,468)		282,468

TOTAL INVESTMENTS (d) — 99.9%
(Cost $182,717,263)		299,280,261
Other Assets Less Liabilities — 0.1%		276,114

NET ASSETS — 100.0%		$299,556,375

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $186,990,870 resulting in gross unrealized appreciation and depreciation of $121,504,841 and $9,215,450 respectively, or net unrealized appreciation of $112,289,391.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2019

COMMON STOCKS — 99.2%
	SHARES	VALUE
Japan — 20.3%
Aeon Company, Ltd.	11,300	$195,538
Ajinomoto Company, Inc.	7,700	137,972
Asahi Kasei Corporation	21,900	222,786
Astellas Pharma, Inc.	33,000	467,673
Benesse Holdings, Inc.	1,200	28,086
Daifuku Co., Ltd.	1,800	98,448
Daikin Industries Ltd.	4,400	546,114
Daiwa House Industry Company, Ltd.	9,800	278,631
Denso Corporation	7,500	318,341
Eisai Company, Ltd.	4,400	237,810
Fujitsu Ltd.	3,400	265,331
Hankyu Hanshin Holdings, Inc.	4,000	140,433
Hirose Electric Company Ltd.	600	62,863
Hitachi Chemical Company Ltd.	1,900	51,956
Hitachi Metals Ltd.	3,600	37,848
Honda Motor Company, Ltd.	28,500	709,095
Kaneka Corporation	800	29,702
Kansai Paint Company Ltd.	3,000	59,240
Kao Corp.	8,500	620,337
KDDI Corp.	30,900	806,227
Keio Corporation	1,800	111,380
Kikkoman Corporation	2,500	113,657
Komatsu Ltd.	16,000	357,767
Konica Minolta, Inc.	7,600	62,982
Kubota Corporation	18,400	283,830
Kyushu Railway Company	2,700	76,929
Murata Manufacturing Company, Ltd.	10,100	462,491
Nabtesco Corporation	1,900	51,185
NGK Insulators Ltd.	4,400	65,440
Nikon Corporation	5,400	72,909
Nintendo Company, Ltd.	2,000	735,786
Nippon Express Company, Ltd.	1,400	78,905
Nissin Foods Holdings Company Ltd.	1,100	68,278
Nitto Denko Corporation	2,700	132,975
NTT DOCOMO, Inc.	23,400	561,071
Obayashi Corporation	11,400	107,970
Omron Corporation	3,400	161,760
Panasonic Corporation	38,900	328,011
Rakuten, Inc.	14,900	151,968
Sekisui Chemical Company, Ltd.	6,200	91,642
Sekisui House Ltd.	10,800	181,585
Shimizu Corporation	10,500	84,497

	SHARES	VALUE
Japan — (continued)
Sohgo Security Services Company Ltd.	1,200	$58,172
Sompo Holdings, Inc.	5,800	240,195
Sony Corporation	22,100	1,256,913
Stanley Electric Company Ltd.	2,200	54,553
Sumitomo Chemical Company, Ltd.	26,000	118,566
Sumitomo Metal Mining Company, Ltd.	4,100	116,456
Sumitomo Mitsui Trust Holdings, Inc.	5,700	194,817
Suntory Beverage & Food Ltd.	2,400	95,228
Teijin Ltd.	3,000	51,902
Tokyo Electron Ltd.	2,700	457,306
Tokyu Corp.	8,600	150,593
Toray Industries, Inc.	23,900	164,420
Toyo Suisan Kaisha Ltd.	1,500	60,320
Yamaha Corporation	2,500	117,856
Yaskawa Electric Corporation	4,200	138,986
Yokogawa Electric Corporation	3,800	68,008

		13,001,740

Germany — 13.1%
adidas AG	3,141	1,001,219
Allianz SE	7,386	1,713,699
Beiersdorf AG	1,740	201,654
Deutsche Boerse AG	3,324	461,467
Henkel AG & Company KGaA	1,831	172,033
Henkel AG & Company KGaA (a)	3,090	318,640
Merck KGaA	2,266	231,129
METRO AG	3,017	46,409
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,595	618,437
SAP SE	17,117	2,092,413
Sartorius AG (a)	611	123,599
Siemens AG	13,313	1,448,967

		8,429,666

France — 9.9%
AXA SA	33,824	852,007
Casino Guichard Perrachon SA	919	33,980
Cie Generale des Etablissements Michelin SCA	2,997	331,326
CNP Assurances	2,878	59,486
Danone SA	10,752	933,197
EssilorLuxottica SA	4,913	665,086

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2019	continued

	SHARES	VALUE
France — (continued)
Gecina SA	800	$122,750
Imerys SA	599	25,093
JCDecaux SA	1,252	36,048
L’Oreal SA	4,382	1,172,521
Natixis SA	15,824	63,462
Orange SA	34,623	513,224
Schneider Electric SE	9,612	829,324
Societe BIC SA	424	29,549
Teleperformance	995	208,848
Unibail-Rodamco-Westfield	2,435	326,176
Valeo SA	4,244	132,260

		6,334,337

Switzerland — 8.7%
Alcon, Inc. (b)	7,520	435,458
Coca-Cola HBC AG (b)	3,499	120,398
Givaudan SA	162	430,832
Kuehne + Nagel International AG	943	138,844
Lonza Group AG (b)	1,301	445,640
Roche Holding AG	11,880	3,179,703
Swiss Re AG	5,279	511,176
Swisscom AG	465	225,347
Vifor Pharma AG	799	118,251

		5,605,649

Australia — 8.7%
ASX Ltd.	3,336	201,799
BlueScope Steel Ltd.	9,466	83,549
Boral Ltd.	20,898	73,239
Brambles Ltd.	27,668	247,489
Coca-Cola Amatil Ltd.	8,492	61,463
Coles Group Ltd. (b)	19,549	189,806
CSL Ltd.	7,894	1,231,806
Dexus	18,837	168,478
Goodman Group	28,334	286,558
GPT Group (The)	33,499	142,195
Insurance Australia Group Ltd.	40,971	241,310
LendLease Group	10,010	99,216
Mirvac Group	68,398	150,290
Newcrest Mining Ltd.	13,280	320,517
Orica Ltd.	6,708	99,937
SEEK Ltd.	5,594	79,640
Stockland	41,909	130,826
Sydney Airport	19,420	110,848
Transurban Group	46,942	497,518

	SHARES	VALUE
Australia — (continued)
Westpac Banking Corporation	60,003	$1,177,262

		5,593,746

Canada — 8.2%
Agnico Eagle Mines Ltd.	4,150	216,808
Bank of Montreal	11,142	834,088
Bank of Nova Scotia (The)	21,371	1,140,931
Canadian Imperial Bank of Commerce	7,695	605,373
Canadian National Railway Company	12,613	1,193,829
Canadian Tire Corp. Ltd., Class A	1,043	113,886
CGI, Inc. (b)	4,253	327,337
Cronos Group, Inc. (b)	3,067	42,224
First Capital Realty, Inc.	2,919	48,326
Gildan Activewear, Inc.	3,595	141,588
Metro, Inc.	4,418	172,797
Rogers Communications, Inc., Class B	6,267	325,316
WSP Global, Inc.	1,843	103,950

		5,266,453

United Kingdom — 8.0%
Barratt Developments PLC	17,849	139,351
Berkeley Group Holdings PLC	2,160	101,591
Burberry Group PLC	7,122	196,381
Coca-Cola European Partners PLC	4,201	232,231
Croda International PLC	2,231	126,730
easyJet PLC	2,782	32,602
InterContinental Hotels Group PLC	2,963	205,854
Intertek Group PLC	2,782	192,582
Investec PLC	11,439	65,085
ITV PLC	63,597	85,422
J Sainsbury PLC	31,491	75,145
Johnson Matthey PLC	3,371	131,442
Kingfisher PLC	36,226	97,805
London Stock Exchange Group PLC	5,510	442,519
Marks & Spencer Group PLC	34,575	86,902
Mondi PLC	8,547	186,204
RELX PLC	34,213	811,476
Schroders PLC	2,084	75,178
Segro PLC	18,748	173,951
Standard Chartered PLC	48,837	401,915
Unilever PLC	19,329	1,162,876

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2019	continued

	SHARES	VALUE
United Kingdom — (continued)
Wm Morrison Supermarkets PLC	41,626	$98,292

		5,121,534

Netherlands — 4.1%
Akzo Nobel NV	3,983	375,831
ASML Holding NV	7,406	1,650,313
CNH Industrial NV	17,610	178,319
Koninklijke DSM NV	3,166	392,248

		2,596,711

Denmark — 3.4%
Coloplast A/S, Class B	2,088	243,869
Novo Nordisk A/S, Class B	29,969	1,439,092
Novozymes A/S	3,770	174,345
Pandora A/S	1,830	70,148
Vestas Wind Systems A/S	3,395	278,599

		2,206,053

Hong Kong — 2.7%
ASM Pacific Technology Ltd.	5,100	59,645
BOC Hong Kong Holdings Ltd.	64,000	243,864
Hang Seng Bank Ltd.	13,417	318,891
Hong Kong Exchanges & Clearing Ltd.	20,720	696,319
Hysan Development Company, Ltd.	11,000	52,404
MTR Corporation Ltd.	27,167	178,282
Swire Pacific Ltd. A Shares	8,500	96,883
Swire Properties Ltd.	19,600	70,773

		1,717,061

Spain — 2.2%
Banco Bilbao Vizcaya Argentaria SA	116,921	595,361
Ferrovial SA	8,443	219,644
Industria de Diseno Textil SA	18,906	565,738

		1,380,743

Sweden — 1.9%
Boliden AB	4,758	107,898
Electrolux AB	3,983	92,036
Essity AB, Class B	10,695	317,673
ICA Gruppen AB	1,517	67,392
Skandinaviska Enskilda Banken AB, Class A	28,336	266,415
Tele2 AB B Shares	8,700	124,317

	SHARES	VALUE
Sweden — (continued)
Telia Company AB	48,310	$214,913

		1,190,644

Singapore — 1.6%
Ascendas Real Estate Investment Trust	41,700	92,583
CapitaLand Ltd.	44,800	117,368
City Developments Ltd.	7,600	53,332
DBS Group Holdings Ltd.	31,349	597,725
Singapore Airlines Ltd.	9,000	63,011
Singapore Exchange Ltd.	14,200	81,473

		1,005,492

Ireland — 1.5%
CRH PLC (c)	51	1,700
CRH PLC (d)	14,007	466,181
DCC PLC	1,705	143,781
Kerry Group PLC, Class A	2,790	325,546

		937,208

Norway — 0.9%
Mowi ASA	7,562	181,737
Orkla ASA	13,375	113,763
Schibsted ASA B Shares	1,646	42,522
Telenor ASA	12,797	259,305

		597,327

Italy — 0.9%
Intesa Sanpaolo SpA	260,450	564,928

Jersey — 0.9%
Ferguson PLC	4,012	298,545
WPP PLC	21,871	257,627

		556,172

Belgium — 0.8%
KBC Group NV	4,412	283,695
Solvay SA	1,291	132,198
Umicore SA	3,471	108,660

		524,553

Finland — 0.7%
Metso OYJ	1,758	67,555
Orion Oyj, Class B	1,744	59,665
UPM-Kymmene OYJ	9,243	249,157
Wartsila OYJ Abp	7,590	95,363

		471,740

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2019	concluded

	SHARES	VALUE
New Zealand — 0.4%
Auckland International Airport Ltd.	17,033	$103,766
Fletcher Building Ltd.	14,261	46,352
Meridian Energy Ltd.	21,454	66,034
Ryman Healthcare Ltd.	6,717	56,636

		272,788

Israel — 0.2%
Bank Hapoalim BM	19,996	151,219

Portugal — 0.1%
Jeronimo Martins SGPS SA	4,218	68,065

Total Common Stocks (Cost $61,701,551)		63,593,829

SHORT-TERM INVESTMENTS — 0.4%
UMB Money Market Fiduciary Account, 0.25% (e) (Cost $275,911)		275,911

Total Short-term Investments (Cost $275,911)		275,911

TOTAL INVESTMENTS (f) — 99.6%
(Cost $61,977,462)		63,869,740
Other Assets Less Liabilities — 0.4%		252,763

NET ASSETS — 100.0%		$64,122,503

(a)	Preference shares.
(b)	Non-income producing security.
(c)	Shares of this security are traded on the London Stock Exchange.
(d)	Shares of this security are traded on the Irish Stock Exchange.
(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)

The cost of investments for federal income tax purposes is $62,611,034 resulting in gross unrealized appreciation and depreciation of $5,347,571 and $4,088,865 respectively, or net unrealized appreciation of $1,258,706.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2019

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $211,762,838, $182,717,263 and $61,977,462, respectively)	$277,814,011	$299,280,261	$63,869,740
Foreign cash, at value (cost $7,448)	—	—	7,285
Receivables for:
Capital stock sold	293,375	329,472	151,718
Interest	574,082	45	38
Dividends	167,336	292,809	195,110

Total assets	278,848,804	299,902,587	64,223,891

LIABILITIES:
Payable for investment securities purchased	2,000,000	—	—
Payable for capital stock repurchased	15,431	40,305	41,764
Accrued expenses	346,400	305,907	59,624

Total liabilities	2,361,831	346,212	101,388

NET ASSETS	$276,486,973	$299,556,375	$64,122,503

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$205,729,775	$186,602,701	$63,282,668
Net distributable earnings	70,757,198	112,953,674	839,835

NET ASSETS	$276,486,973	$299,556,375	$64,122,503

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$276,486,973	$244,706,316	$22,110,321
Shares of beneficial interest issued and outstanding	9,518,441	5,300,563	1,997,044
Net asset value per share	$29.05	$46.17	$11.07

Institutional Class Shares:
Net assets applicable to shares outstanding	$—	$54,850,059	$42,012,182
Shares of beneficial interest issued and outstanding	—	1,189,500	3,796,792
Net asset value per share	$—	$46.11	$11.07

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2019

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$2,213,519	$1,892	$632
Dividend and other income (net of $21,375, $0 and $199,158 foreign withholding taxes, respectively)	2,647,919	4,954,989	1,665,621

Total investment income	4,861,438	4,956,881	1,666,253

EXPENSES:
Administrative services fee	2,100,039	2,629,127	438,102
Investment advisory fee	1,643,103	625,472	151,986

Total expenses	3,743,142	3,254,599	590,088

NET INVESTMENT INCOME	1,118,296	1,702,282	1,076,165

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,497,578	1,315,712	(897,481)
Foreign currency transactions	—	—	(6,471)
Change in net unrealized appreciation (depreciation) on:
Investments	19,024,803	22,554,250	(150,751)
Foreign currency translations	—	—	(4,970)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	23,522,381	23,869,962	(1,059,673)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,640,677	$25,572,244	$16,492

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		INTERNATIONAL INDEX FUND
	FOR THE YEAR ENDED JULY 31, 2019	FOR THE YEAR ENDED JULY 31, 2018	FOR THE YEAR ENDED JULY 31, 2019	FOR THE YEAR ENDED JULY 31, 2018	FOR THE YEAR ENDED JULY 31, 2019	FOR THE YEAR ENDED JULY 31, 2018
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$1,118,296	$605,329	$1,702,282	$1,298,891	$1,076,165	$761,399
Net realized gain (loss) on investments and foreign currency transactions	4,497,578	4,187,360	1,315,712	1,854,977	(903,952)	149,525
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	19,024,803	12,063,552	22,554,250	29,117,667	(155,721)	162,500

Net increase in net assets resulting from operations	24,640,677	16,856,241	25,572,244	32,271,535	16,492	1,073,424

Dividends and distributions to shareholders:
Distributions[1]
Individual Investor Class	(5,652,357)		(4,420,544)		(395,899)
Institutional Class	—		(981,555)		(879,437)
From net investment income
Individual Investor Class		(465,630)		(1,165,506)		(281,782)
Institutional Class		—		(71,333)		(551,637)
From net realized gains
Individual Investor Class		(2,807,871)		(1,128,976)		(30,723)
Institutional Class		—		—		(52,139)

Total dividends and distributions	(5,652,357)	(3,273,501)	(5,402,099)	(2,365,815)	(1,275,336)	(916,281)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	38,908,506	35,948,771	35,144,497	57,834,330	7,421,273	13,677,715
Institutional Class	—	—	28,005,275	29,249,139	18,903,257	20,068,024
Reinvestment of dividends and distributions
Individual Investor Class	5,465,985	3,194,407	4,288,487	2,229,665	381,573	302,041
Institutional Class	—	—	773,029	45,798	869,648	600,880
Payments for shares redeemed
Individual Investor Class[2]	(33,941,631)	(31,330,054)	(43,934,103)	(63,840,970)	(3,802,352)	(3,345,164)
Institutional Class[3]	—	—	(7,478,084)	(118,633)	(8,943,606)	(4,570,070)

Net increase in net assets resulting from capital share transactions	10,432,860	7,813,124	16,799,101	25,399,329	14,829,793	26,733,426

Total increase in net assets	29,421,180	21,395,864	36,969,246	55,305,049	13,570,949	26,890,569
NET ASSETS:
Beginning of year	247,065,793	225,669,929	262,587,129	207,282,080	50,551,554	23,660,985

End of year[4]	$276,486,973	$247,065,793	$299,556,375	$262,587,129	$64,122,503	$50,551,554

[1]	Per SEC guidance, the components of the distributions paid to shareholders are not required to be disclosed for the Funds Fiscal Year 19 and thereafter.
[2]	Net of redemption fee received of $1,106, $5,812, $4,013, $16,057, $1,396 and $2,490, respectively.
[3]	Net of redemption fee received of $0, $0, $0, $218, $1,064 and $1,590, respectively.
[4]

For the year ended July 31, 2018, net assets included accumulated undistributed net investment income (loss) of $34,608, $54,133 and $(55,647), respectively. The SEC eliminated the requirement to disclose undistributed net investment income (loss) in 2018.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$27.05	$25.55	$23.93	$25.07	$23.74

Income (loss) from investment operations:
Net investment income	0.12	0.07	0.08	0.02	0.01
Net realized and unrealized gain (loss) on investments	2.50	1.79	2.05	(0.48)	2.51

Total increase (decrease) from investment operations	2.62	1.86	2.13	(0.46)	2.52

Less dividends:
Dividends from net investment income	(0.11)	(0.05)	(0.03)	—	(0.02)
Distributions from net realized gains	(0.51)	(0.31)	(0.48)	(0.68)	(1.17)

Total decrease from dividends	(0.62)	(0.36)	(0.51)	(0.68)	(1.19)

Net Asset Value, end of year	$29.05	$27.05	$25.55	$23.93	$25.07

Total return	10.04%	7.32%	9.07%	(1.73)%	10.84%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$276,487	$247,066	$225,670	$193,805	$179,714
Ratio of expenses to average net assets	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.44%	0.25%	0.31%	0.10%	0.03%
Portfolio turnover	19%	18%	26%	24%	30%

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$43.16	$38.05	$33.65	$32.73	$30.11

Income from investment operations:
Net investment income	0.25	0.22	0.27	0.27	0.20
Net realized and unrealized gain on investments	3.61	5.28	4.84	1.27	2.96

Total increase from investment operations	3.86	5.50	5.11	1.54	3.16

Less dividends:
Dividends from net investment income	(0.21)	(0.20)	(0.22)	(0.25)	(0.19)
Distributions from net realized gains	(0.64)	(0.19)	(0.49)	(0.37)	(0.35)

Total decrease from dividends	(0.85)	(0.39)	(0.71)	(0.62)	(0.54)

Net Asset Value, end of year	$46.17	$43.16	$38.05	$33.65	$32.73

Total return	9.33%	14.52%	15.42%	4.83%	10.54%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$244,706	$232,609	$207,282	$173,485	$138,403
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.58%	0.53%	0.76%	0.89%	0.68%
Portfolio turnover	14%	18%	17%	19%	13%

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEAR ENDED JULY 31, 2019	FOR THE PERIOD APRIL 30, 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
Net Asset Value, beginning of period	$43.16	$40.86

Income from investment operations:
Net investment income	0.39	0.09
Net realized and unrealized gain on investments	3.59	2.35

Total increase from investment operations	3.98	2.44

Less dividends:
Dividends from net investment income	(0.39)	(0.14)
Distributions from net realized gains	(0.64)	—

Total decrease from dividends	(1.03)	(0.14)

Net Asset Value, end of period	$46.11	$43.16

Total return	9.65%	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$54,850	$29,978
Ratio of expenses to average net assets	0.95%	0.95	%(b)
Ratio of net investment income to average net assets	0.88%	0.83	%(b)
Portfolio turnover	14%	18	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,		FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	2019	2018
Net Asset Value, beginning of period	$11.50	$11.31	$10.00

Income from investment operations:
Net investment income	0.18	0.17	0.10
Net realized and unrealized gain (loss) on investments	(0.40)	0.24	1.31

Total increase (decrease) from investment operations	(0.22)	0.41	1.41

Less dividends:
Dividends from net investment income	(0.16)	(0.19)	(0.10)
Distributions from net realized gains	(0.05)	(0.03)	—

Total decrease from dividends	(0.21)	(0.22)	(0.10)

Net Asset Value, end of period	$11.07	$11.50	$11.31

Total return	(1.82)%	3.62%	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$22,110	$18,744	$8,087
Ratio of expenses to average net assets	1.28%	1.28%	1.28	%(b)
Ratio of net investment income to average net assets	1.79%	1.71%	1.79	%(b)
Portfolio turnover	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,		FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	2019	2018
Net Asset Value, beginning of period	$11.50	$11.31	$10.00

Income from investment operations:
Net investment income	0.21	0.21	0.12
Net realized and unrealized gain (loss) on investments	(0.38)	0.23	1.31

Total increase (decrease) from investment operations	(0.17)	0.44	1.43

Less dividends:
Dividends from net investment income	(0.21)	(0.22)	(0.12)
Distributions from net realized gains	(0.05)	(0.03)	—

Total decrease from dividends	(0.26)	(0.25)	(0.12)

Net Asset Value, end of period	$11.07	$11.50	$11.31

Total return	(1.43)%	3.90%	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$42,012	$31,808	$15,574
Ratio of expenses to average net assets	0.98%	0.98%	0.98	%(b)
Ratio of net investment income to average net assets	2.09%	2.01%	2.09	%(b)
Portfolio turnover	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

For non-U.S. securities traded in foreign markets, the International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2019:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$180,976,939	$ —	$ —	$180,976,939
BONDS & NOTES	—	86,512,910	—	86,512,910
CERTIFICATES OF DEPOSIT	—	239,131	—	239,131
SHORT-TERM OBLIGATIONS	10,085,031	—	—	10,085,031

TOTAL	$191,061,970	$86,752,041	$ —	$277,814,011

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2019:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$298,997,793	$ —	$ —	$298,997,793
SHORT-TERM OBLIGATIONS	282,468	—	—	282,468

TOTAL	$299,280,261	$ —	$ —	$299,280,261

The following is a summary of the inputs used to value the International Index Fund’s net assets as of July 31, 2019:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$13,001,740	$ —	$13,001,740
GERMANY	—	8,429,666	—	8,429,666
FRANCE	1,650,044	4,684,293	—	6,334,337
SWITZERLAND	—	5,605,649	—	5,605,649
AUSTRALIA	—	5,593,746	—	5,593,746
CANADA	5,266,453	—	—	5,266,453
UNITED KINGDOM	232,231	4,889,303	—	5,121,534
NETHERLANDS	—	2,596,711	—	2,596,711
DENMARK	—	2,206,053	—	2,206,053
HONG KONG	—	1,717,061	—	1,717,061
SPAIN	—	1,380,743	—	1,380,743
SWEDEN	67,392	1,123,252	—	1,190,644
SINGAPORE	—	1,005,492	—	1,005,492
IRELAND	325,546	611,662	—	937,208
NORWAY	42,522	554,805	—	597,327
ITALY	—	564,928	—	564,928
JERSEY	—	556,172	—	556,172
BELGIUM	—	524,553	—	524,553
FINLAND	—	471,740	—	471,740
NEW ZEALAND	—	272,788	—	272,788
ISRAEL	—	151,219	—	151,219
PORTUGAL	—	68,065	—	68,065

TOTAL COMMONS STOCKS	7,584,188	56,009,641	—	63,593,829

SHORT-TERM OBLIGATIONS	275,911	—	—	275,911

TOTAL	$7,860,099	$56,009,641	$ —	$63,869,740

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The International Index Fund had $79,655 of open foreign currency spot contracts outstanding as of July 31, 2019.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

US GAAP requires that all entities, including pass-through entities such as the Funds, establish minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2019. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2019. At July 31, 2019, the tax years 2016 through 2019 remain open to examination by the Internal Revenue Service.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2019, the Balanced Fund, Equity Fund and International Index Fund received $1,106, $4,013 and $2,460 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of July 31, 2019, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities:    As of July 31, 2019, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of July 31, 2019, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Effective February 1, 2018, Green Century and the Funds on behalf of the Balanced Fund entered into a contractual investment advisory fee waiver agreement pursuant to which Green Century agreed to waive that portion of the fee to which it is otherwise entitled under the Advisory Agreement between Green Century and the Funds with respect to the Balanced Fund, so that Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. Effective November 28, 2018, the Balanced Fund’s Advisory Agreement was amended to reflect the same reduction in the advisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Effective February 1, 2018, Green Century, Trillium, and the Funds on behalf of the Balanced Fund entered into a contractual investment subadvisory fee waiver agreement pursuant to which Trillium agreed to waive that portion of the fee to which it is otherwise entitled under the Subadvisory Agreement between Green Century, Trillium and the Funds with respect to the Balanced Fund, so that Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Effective November 28, 2018, the Balanced Fund’s Subadvisory Agreement was amended to reflect the same reduction in the subadvisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018,

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

Trillium was paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2019, Green Century accrued fees of $899,035 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2019, Green Century accrued fees of $126,197 and $100,000 to Northern Trust for the Equity Fund and the International Index Fund, respectively.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets up to but not including $250 million and 1.43% of the Fund’s average daily net assets equal to and in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.

(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2019, Green Century accrued fees of $152,511, $191,494, and $94,875 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the International Index Fund, MSCI is paid by the Adviser an annual license fee of $16,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

excess of $200 million. For the year ended July 31, 2019, Green Century accrued fees of $137,197 and $43,140 to MSCI for the Equity Fund and International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the year ended July 31, 2019, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $48,841,402 and $46,522,269 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $50,907,034 and $37,656,032, respectively. The International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $26,646,859 and $12,227,510, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2019 were as follows:

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
Undistributed ordinary income	$384,798	$291,902	$190,044
Undistributed long-term capital gains	4,185,055	372,381	—

Tax accumulated earnings	4,569,853	$664,283	190,044

Accumulated capital and other losses	—	—	(602,975)
Unrealized appreciation (depreciation)	66,187,345	$112,289,391	1,258,706
Foreign currency translations	—	—	(5,940)

Distributable net earnings (deficit)	$70,757,198	$112,953,674	$839,835

The tax character of distributions paid during the fiscal year ended July 31, 2019 and the year ended July 31, 2018 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018
Ordinary income	$1,539,357	$1,805,215	$2,668,893	$1,490,368
Long-term capital gains	$4,113,000	$1,468,286	$2,733,206	$875,447

	INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018
Ordinary income	$1,049,319	$916,281
Long-term capital gains	$226,017	$—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the International Index Fund were as follows:

	BALANCED FUND	BALANCED FUND
	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018
Shares sold	1,427,521	1,368,015
Reinvestment of dividends	216,309	121,135
Shares redeemed	(1,257,843)	(1,189,813)

	385,987	299,337

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018
Shares sold	824,614	1,432,689
Reinvestment of dividends	110,775	54,138
Shares redeemed	(1,024,527)	(1,544,874)

	(89,138)	(58,047)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2019	PERIOD ENDED JULY 31, 2018
Shares sold	653,982	696,290
Reinvestment of dividends	19,493	1,099
Shares redeemed	(178,554)	(2,810)

	494,921	694,579

	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018
Shares sold	687,102	1,173,479
Reinvestment of dividends	35,596	26,688
Shares redeemed	(356,006)	(285,075)

	366,692	915,092

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

	INTERNATIONAL INDEX INSTITUTIONAL CLASS	INTERNATIONAL INDEX INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018
Shares sold	1,775,836	1,728,175
Reinvestment of dividends	80,885	53,083
Shares redeemed	(825,444)	(393,058)

	1,031,277	1,388,200

NOTE 6 — New Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements which includes additional disclosure requirements regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019 but allowed for immediate adoption of these provisions. Management elected to early adopt only those provisions related to the elimination of certain disclosures and is currently evaluating the impact that ASU 2018-13 will have on the Fund’s financial statements and related disclosures for the remaining provisions.

NOTE 7 — Subsequent Events

Subsequent to July 31, 2019 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Green Century Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Green Century Balanced Fund, Green Century Equity Fund, and Green Century MSCI International Index Fund (collectively, the Funds), each a series of Green Century Funds, including the portfolios of investments, as of July 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Green Century investment companies since 1995.

Boston, Massachusetts

September 24, 2019

TAX INFORMATION

For the year ended July 31, 2019, the Balanced Fund, Equity Fund and International Fund, respectively, had 100%, 100% and 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2019, the Balanced Fund, Equity Fund and International Fund, respectively, had 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2019. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 59	Trustee since 2014	Managing Director, AltEnergy, LLC (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners (since 2011); Advisory Board member, CardioReady LLC (since 2011); Board member, Voices for Progress (since 2014).	3

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 58	Trustee since 2015	Chief Investment Officer, TFC Financial Management (since 2015); President and Chief Investment Officer, Advisor Partners (2011 to 2015).	3

Peter D. Kinder 114 State Street Suite 200 Boston, MA 02109 Age: 72	Trustee since 2015	Retired; Director, Trillium Asset Management (2013 to 2014)	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Laurie Moskowitz 114 State Street Suite 200 Boston, MA 02109 Age: 54	Trustee since 2014	Owner, LM STRATEGIC, LLC (since 2019); Senior Director, US Campaigns, The ONE Campaign (2011 to 2018).	3

Bancroft R. Poor 114 State Street Suite 200 Boston, MA 02109 Age: 63	Trustee since 2014	Vice President for Operations/Chief Financial Officer/Assistant Treasurer, Massachusetts Audubon Society (since 1994); Trustee and Chair of Finance Committee, the Quebec Labrador Foundation (since 2007); Board Member, Arlington Land Trust (since 2019).	3

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 54	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007).	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 71	Chairperson since 2009; Trustee since 1991	Consultant, Rainville Petito, PLLC (2016 to 2019); Consultant, Danielson Rainville Attorneys, PLLC (2016); Director and President, Gunnison Valley Housing Foundation (since 2011); Director (since 2011) and President (since 2016), Coal Creek Watershed Coalition; Senior Attorney, Starr and Associates, PC (1982 to 2014).	3

Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 72	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network (since 1982); Chairman, U.S. PIRG (since 1983); Chairman, Environment America (since 2007); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (since 2003).	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 57	Trustee since 1991	President (2006 to 2013) and Director (since 2006), Green Century Capital Management, Inc.; Political Director, The Public Interest Network (since 1989); Senior Staff, Center for Public Interest Research (since 1989); Acting Director, Fair Share (since 2012); President, Environment America Research and Policy Center (since 2007).	3

Officers:
John Nolan* 114 State Street Suite 200 Boston, MA 02109 Age: 56	President and Treasurer since 2018	Senior Vice President and Treasurer (since 2018), Green Century Capital Management, Inc.; Chief Operations Officer, SIFF Capital Management (2016 to 2017); Partner, Kingsbridge National Ice Center (2009 to 2016).	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 60	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Printed on recycled paper with soy-based ink.

Annual Report

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Green Century Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Green Century or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Green Century Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by contacting Shareholder Services at 1-800-221-5519 or by visiting https://www.greencentury.com/access-my-account/.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform Green Century that you wish to continue receiving paper copies of your shareholder reports by contacting Green Century at 1-800-221-5519 or via email at info@greencentury.com. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all accounts held in the Green Century Funds.

July 31, 2019

Balanced

Fund

Equity

Fund

International

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Bancroft R. Poor, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Poor is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/19: $83,000

For the fiscal year ended 7/31/18: $79,800

(b)

Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/19: $18,540

For the fiscal year ended 7/31/18: $18,000

(d)

All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)

The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/19: $18,540

For the fiscal year ended 7/31/18: $18,000

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ John R. Nolan
John R. Nolan
President and Principal Executive Officer
October 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John R. Nolan
John R. Nolan
President and Principal Executive Officer
October 3, 2019

/s/ John R. Nolan
John R. Nolan
Treasurer and Principal Financial Officer
October 3, 2019